EXHIBIT 99.6


                         Report of Independent Auditors


Board of Directors and Stockholder
United Life & Annuity Insurance Company

We have audited the accompanying statutory basis balance sheets of United Life & Annuity Insurance Company ("the Company" and a wholly owned subsidiary of ING
America Insurance Holdings, Inc.) as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Iowa (Iowa Insurance Department), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in
Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of United Life & Annuity Insurance Company at December 31, 2002 and 2001 or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Life & Annuity Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Iowa Insurance Department.

As discussed in Note 3 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Iowa Insurance Department.


                                                           /s/ Ernst & Young LLP

April 25, 2003

                     United Life & Annuity Insurance Company
                        Balance Sheets - Statutory Basis
--------------------------------------------------------------------------------

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Admitted assets Cash and invested assets:
     Bonds                                                                        $     608,870    $     673,753
     Common stocks                                                                           10              145
     Subsidiary                                                                              25               25
     Mortgage loans                                                                      34,829           31,004
     Real estate, properties held for sale                                                    -               37
     Policy loans                                                                           933            1,028
     Other invested assets                                                               13,908            8,323
     Cash and short-term investments                                                     14,741           18,299
                                                                                  --------------   --------------
Total cash and invested assets                                                          673,316          732,614

Deferred and uncollected premiums                                                           (30)               -
Accrued investment income                                                                 8,523           10,002
Reinsurance balances recoverable                                                            112                -
Indebtedness from related parties                                                             -               19
Federal income tax recoverable, including a deferred
   tax asset of $5,385                                                                    6,791            4,761
Separate account assets                                                                  64,410          103,520
Other assets                                                                                375              117
                                                                                  --------------   --------------
Total admitted assets                                                             $     753,497    $     851,033
                                                                                  ==============   ==============

                                        3

                     United Life & Annuity Insurance Company
                  Balance Sheets - Statutory Basis (continued)
--------------------------------------------------------------------------------

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)
                                                                                       except share amounts)


Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
     Life and annuity reserves                                                    $     586,755    $     655,796
     Deposit type contracts                                                              14,926           16,982
     Unpaid claims                                                                           25                -
                                                                                  --------------   --------------
  Total policy and contract liabilities                                                 601,706          672,778

     Interest maintenance reserve                                                           188                -
     Accounts payable and accrued expenses                                                1,485            2,369
     Indebtedness to related parties                                                      1,634              926
     Asset valuation reserve                                                              5,743            8,652
     Other liabilities                                                                   (2,875)          (3,851)
     Separate account liabilities                                                        64,410          103,520
                                                                                  --------------   --------------
Total liabilities                                                                       672,291          784,394

Capital and surplus:
   Common stock: authorized - 4,200,528 shares of $2.00 par
     value, 4,200,528 issued and outstanding                                              8,401            8,401
   Additional paid-in capital                                                            41,241           41,241
   Unassigned surplus                                                                    31,564           16,997
                                                                                  --------------   --------------
Total capital and surplus                                                                81,206           66,639
                                                                                  --------------   --------------
Total liabilities and capital and surplus                                         $     753,497    $     851,033
                                                                                  ==============   ==============

See accompanying notes - statutory basis.

                     United Life & Annuity Insurance Company
                   Statements of Operations - Statutory Basis
--------------------------------------------------------------------------------

                                                                                      Year ended December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Premiums and other revenues:
   Life, annuity, and accident and health premiums                                $       1,228    $       2,205
   Policy proceeds and dividends left on deposit                                            205              217
   Net investment income                                                                 44,256           55,342
   Amortization of interest maintenance reserve                                           1,656              922
   Commissions, expense allowances and reserve adjustments
      on reinsurance ceded                                                                  502              643
   Other income                                                                           1,598            4,052
                                                                                  --------------   --------------
Total premiums and other revenues                                                 $      49,445    $      63,381
                                                                                  ---------------  --------------
Benefits paid or provided:
   Annuity benefits                                                                      20,309           25,765
   Surrender benefits                                                                   100,443          150,071
   Interest on policy or contract funds                                                     598           (2,997)
   Other benefits                                                                            25                -
   Life contract withdrawals                                                              1,170              596
   Decrease in life, annuity, and accident and health reserves                          (69,041)        (112,483)
   Net transfers from separate accounts                                                 (17,382)         (18,868)
                                                                                  --------------   --------------
Total benefits paid or provided                                                          36,122           42,084

Insurance expenses:
   Commissions                                                                              611              695
   General expenses                                                                       1,877            3,649
   Insurance taxes, licenses and fees, excluding federal
     income taxes                                                                          (536)             231
   Other                                                                                      4              655
                                                                                  --------------   --------------
Total insurance expenses                                                                  1,956            5,230
                                                                                  --------------   --------------
                                                                                         38,078           47,314
                                                                                  --------------   --------------

                                        5

                     United Life & Annuity Insurance Company
             Statements of Operations - Statutory Basis (continued)
--------------------------------------------------------------------------------

                                                                                      Year ended December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Gain from operations before federal income taxes and net
   realized capital (losses) gains
                                                                                  $      11,367    $      16,067
Federal income taxes                                                                     (5,786)           3,039
                                                                                  --------------   --------------
Gain from operations before net realized capital (losses) gains                          17,153           13,028
Net realized capital (losses) gains net of income taxes 2002 -
  ($3,926), 2001 - $0 and excluding net transfers to the
  interest maintenance reserve 2002- ($2,310); 2001- ($5,545)                            (5,602)             333
                                                                                  --------------   --------------
Net income                                                                        $      11,551    $      13,361
                                                                                  ==============   ==============

See accompanying notes - statutory basis.

                     United Life & Annuity Insurance Company
          Statements of Changes in Capital and Surplus-Statutory Basis
--------------------------------------------------------------------------------

                                                                                      Year ended December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Common stock:
   Balance at beginning and end of year                                           $       8,401    $       8,401
                                                                                  --------------   --------------
Additional paid-in capital:
   Balance at beginning and end of year                                                  41,241           41,241
                                                                                  --------------   --------------
Unassigned surplus:
   Balance at beginning of year                                                          16,997             (226)
   Net income                                                                            11,551           13,361
   Change in net unrealized capital gains or losses                                      (1,396)           1,927
   Change in nonadmitted assets                                                          (5,406)           7,268
   Change in asset valuation reserve                                                      2,909           (1,277)
   Change in net deferred income tax                                                      7,388             (505)
   Change in accounting principle, net of tax                                                 -            1,528
   Other adjustments                                                                       (479)          (5,079)
                                                                                  --------------   --------------
   Balance at end of year                                                                31,564           16,997
                                                                                  --------------   --------------
Total capital and surplus                                                         $      81,206    $      66,639
                                                                                  ==============   ==============

See accompanying notes - statutory basis.

                     United Life & Annuity Insurance Company
                   Statements of Cash Flows - Statutory Basis
--------------------------------------------------------------------------------

                                                                                      Year ended December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Operations
Premiums, policy proceeds, and other considerations received,
  net of reinsurance paid                                                         $       1,424    $         715
Net investment income received                                                           47,009           55,810
Commission and expense allowances received on reinsurance ceded                              27              643
Benefits paid                                                                          (125,136)        (173,108)
Net transfers from separate accounts                                                     19,650           21,767
Insurance expenses paid                                                                  (2,613)          (4,891)
Federal income taxes received (paid)                                                      1,697           (6,898)
Other revenues in excess of expenses                                                      1,252            1,593
                                                                                  --------------   --------------
Net cash used in operations                                                             (56,690)        (104,369)

Investments
Proceeds from sales, maturities, or repayments of investments:
   Bonds                                                                                697,696          509,231
   Common stocks                                                                              -              121
   Mortgage loans                                                                         3,117           10,319
   Real estate                                                                               53                -
   Other invested assets                                                                     82              139
   Net losses on cash & short term investments                                             (262)            (150)
   Miscellaneous proceeds                                                                   607             (296)
                                                                                  --------------   --------------
Net proceeds from sales, maturities, or repayment of investments                        701,293          519,364

Cost of investments acquired:
   Bonds                                                                                632,726          407,492
   Mortgage loans                                                                         7,078           13,140
   Real estate                                                                                -              280
   Other invested assets                                                                    229              528
   Miscellaneous applications                                                             9,273                -
                                                                                  --------------   --------------
Total cost of investments acquired                                                      649,306          421,440

Net decrease in policy loans                                                                 95              734
                                                                                  --------------   --------------
Net cash provided by investment activities                                        $      52,082    $      98,658


                     United Life & Annuity Insurance Company
             Statements of Cash Flows - Statutory Basis (continued)
--------------------------------------------------------------------------------

                                                                                      Year ended December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


Financing and miscellaneous activities
Cash provided:
   Capital and surplus paid-in                                                    $           -    $       1,528
   Borrowed money                                                                             -                4
   Net deposits on deposit-type contract funds                                           (2,938)          (5,592)
   Other sources                                                                          3,988           16,762
                                                                                  --------------   --------------
Net cash provided by financing and miscellaneous activities                               1,050           12,702
                                                                                  --------------   --------------
Net (decrease) increase in cash and short-term investments                               (3,558)           6,991
Cash and short-term investments:
   Beginning of year                                                                     18,299           11,308
                                                                                  --------------   --------------
   End of year                                                                    $      14,741    $      18,299
                                                                                  ==============   ==============

See accompanying notes - statutory basis.

                     United Life & Annuity Insurance Company
                 Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

1.   Nature of Operations and Significant Accounting Policies

     United Life & Annuity Insurance Company (the Company) is domiciled in Iowa and is a wholly owned subsidiary of ING America Insurance Holdings, Inc. ("ING AIH"). The primary insurance products offered by the Company are annuity related. The Company also offers life and health insurance products, however all life and health business is ceded to other insurers. The Company is presently licensed in 47 states, the District of Columbia and Puerto Rico.

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     Basis of Presentation

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Iowa (Iowa Insurance Department), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

     Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

     Investments in real estate are reported net of related obligations rather than on a gross basis as under GAAP. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Basis of Presentation (continued)

     The Company invests in structured securities including mortgage-backed securities/collateralized mortgage obligations, asset-backed securities, collateralized debt obligations, and commercial mortgage-backed securities. For these structured securities, management compares the undiscounted cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value. For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

     When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss accounted for as a realized loss.

     Valuation Reserves: The asset valuation reserve ("AVR") is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

     Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve
     (IMR) in the accompanying balance sheets.

     Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Basis of Presentation (continued)

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

     Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

     Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

     Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Basis of Presentation (continued)

     Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the
     treaty  be  recorded  as  an  offsetting   liability  and  charged  against
     unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

     Subsidiary: The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Basis of Presentation (continued)

     Deferred Income Taxes Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted.
     Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

     Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

     Reconciliation to GAAP

     The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

     Other significant accounting practices are as follows:

     Investments

     Bonds,   preferred  stocks,  common  stocks,   short-term  investments  and
     derivative instruments are stated at values prescribed by the NAIC, as follows:

          Bonds not backed by other loans are principally stated at amortized cost using the interest method.

          Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

          Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus along with adjustment for federal income taxes.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Investments (continued)

          The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of the time and the extent to which the market value has been less than cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amount due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

          In addition, the Company invests in structured securities including mortgage-backed securities/collateralized mortgage obligations, asset-backed securities, collateralized debt obligations, and commercial mortgage-backed securities. For these structured securities, management compares the undiscounted cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

          When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss accounted for as a realized loss.

          The Company's noninsurance subsidiary is carried at cost.

          Mortgage loans are reported at amortized cost, less allowance for impairments.

          Policy loans are reported at unpaid principal balances.

          Real  estate  is  reported  at  depreciated   cost.   Depreciation  is
          calculated on a straight-line basis over the estimated useful lives of the properties.

          Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

          Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of joint ventures and partnership interests.

          Realized capital gains and losses are determined using the specific identification basis.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Aggregate Reserve for Life Policies and Contracts

     Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 3.00% to 10.00%.

     The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

     The methods used in valuation of substandard policies are as follows:

          For life, endowment and term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

          For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

     For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

     The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The tabular interest of funds not involving life contingencies is calculated as the current year reserves, plus payments, less prior year reserves, less funds added.

     Reinsurance

     Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contract and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Nonadmitted Assets

     Nonadmitted assets are summarized as follows:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)
                                                                                       except share amounts)


     Deferred federal income taxes                                                $      12,176    $       5,639
     Agents' debit balances                                                                  22               37
     Disallowed Interest Maintenance Reserves                                                 -              466
     Other                                                                                  180              830
                                                                                  --------------   --------------
     Total nonadmitted assets                                                     $      12,378    $       6,972
                                                                                  ==============   ==============

     Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. Certain changes are reported directly in surplus as a change in unrealized capital gains or losses.

     Claims and Claims Adjustment Expenses

     Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2002. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31, 2002.

     Cash Flow Information

     Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

     The Company borrowed $91,220,000 and repaid $91,220,000 in 2002 and borrowed $28,650,000 and repaid $28,650,000 during 2001. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and exclude borrowings from reverse dollar repurchase transactions. Interest paid on borrowed money was $13,000 and $14,000 during 2002 and 2001, respectively.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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1.   Nature of Operations and Significant Accounting Policies (continued)

     Separate Accounts

     Separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts are carried at fair value.

     Reserves related to the Company's mortality risk associated with these policies are included in annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

     Reclassifications

     Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2002 financial statement presentation.


2.   Permitted Statutory Basis Accounting Practices

     The  financial  statements  of the  Company are  presented  on the basis of
     accounting   practices  prescribed  or  permitted  by  the  Iowa  Insurance
     Department. The Iowa Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Iowa Insurance Laws. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Iowa . The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Iowa Department of Insurance. As of December 31, 2002 and 2001, the Company had no such permitted accounting practices.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
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3.   Accounting Changes and Corrections of Errors

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa.
     Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

     As a result of these changes,  the Company  reported a change of accounting
     principle,   as  an  adjustment  that  increased   unassigned  surplus,  by
     $1,528,000 as of January 1, 2001.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

4.   Investments

     The amortized cost and fair value of bonds and equity securities are as follows:


                                                                                                  Gross       Gross
                                                                                  Amortized    Unrealized   Unrealized     Fair
                                                                                     Cost         Gains       Losses       Value
                                                                                  ----------   ----------   ----------   ----------
                                                                                                   (In Thousands)


     At December 31, 2002:
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies                                                  $ 112,154    $   3,593    $       -    $ 115,747
     States, municipalities, and political subdivisions                                 452           39            -          491
     Public utilities securities                                                     22,776          853          780       22,849
     Corporate securities                                                           288,160       12,781        1,452      299,489
     Mortgage-backed securities                                                     128,750        6,063        1,149      133,664
     Other structured securities                                                     32,357          330        6,202       26,485
     Commercial mortgage-backed securities                                           24,221        1,465           62       25,624
                                                                                  ----------   ----------   ----------   ----------
     Total fixed maturities                                                         608,870       25,124        9,645      624,349
     Common stocks                                                                       20            8           18           10
                                                                                  ----------   ----------   ----------   ----------
     Total equity securities                                                             20            8           18           10
                                                                                  ----------   ----------   ----------   ----------
     Total                                                                        $ 608,890    $  25,132    $   9,663    $ 624,359
                                                                                  ==========   ==========   ==========   ==========



     At December 31, 2001:
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies                                                  $  83,712    $   1,013    $     662    $  84,063
     States, municipalities, and political subdivisions                                 430           22            -          452
     Public utilities securities                                                      1,392           58            -        1,450
     Corporate securities                                                           336,745       10,010        4,478      342,277
     Mortgage-backed securities                                                     184,916        6,257        2,031      189,142
     Other structured securities                                                     43,242          370        6,608       37,004
     Commercial mortgage-backed securities                                           23,381          211        1,815       21,777
                                                                                  ----------   ----------   ----------   ----------
     Total fixed maturities                                                         673,818       17,941       15,594      676,165
     Common stocks                                                                       67          120           42          145
                                                                                  ----------   ----------   ----------   ----------
     Total equity securities                                                             67          120           42          145
                                                                                  ----------   ----------   ----------   ----------
     Total                                                                        $ 673,885    $  18,061    $  15,636    $ 676,310
                                                                                  ==========   ==========   ==========   ==========

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

4.   Investments (continued)

     The amortized cost and fair value of investments in bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                    Amortized           Fair
                                                                                       Cost             Value
                                                                                  --------------   --------------
                                                                                          (In Thousands)

     December 31, 2002
     Maturity:
       Due in 1 year or less                                                      $      45,649    $      46,347
       Due after 1 year through 5 years                                                 176,154          184,182
       Due after 5 years through 10 years                                               138,555          143,770
       Due after 10 years                                                                63,184           64,277
                                                                                  --------------   --------------
                                                                                        423,542          438,576
     Mortgage-backed securities                                                         128,750          133,664
     Other structured securities                                                         32,357           26,485
     Commercial mortgage-backed securities                                               24,221           25,624
                                                                                  --------------   --------------
     Total                                                                        $     608,870    $     624,349
                                                                                  ==============   ==============

     At December 31, 2002, investments in certificates of deposit and bonds, with an admitted asset value of $23,570,000, were on deposit with state insurance departments to satisfy regulatory requirements.

     Reconciliation of bonds from amortized cost to carrying value as of December 31, 2002 and 2001 is as follows:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Amortized cost                                                               $     608,870    $     673,818
     Less nonadmitted bonds                                                                   -               65
                                                                                  --------------   --------------
     Carrying value                                                               $     608,870    $     673,753
                                                                                  ==============   ==============

     Proceeds from the sales of investments in bonds and other fixed maturity interest securities were $578,426,000 and $340,168,000 in 2002 and 2001, respectively. Gross gains of $14,407,000 and $9,174,000 and gross losses of $12,961,000 and $4,778,000 during 2002 and 2001, respectively, were realized on those sales. A portion of the gains realized in 2002 and 2001 has been deferred to future periods in the interest maintenance reserve.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

4.   Investments (continued)

     Major categories of net investment income are summarized as follows:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Income:
       Bonds                                                                      $      42,754    $      53,574
       Mortgage loans                                                                     2,617            2,683
       Policy loans                                                                          27                7
       Company-occupied property                                                              -               40
       Other                                                                                635              979
                                                                                  --------------   --------------
     Total investment income                                                             46,033           57,283

     Investment expenses                                                                  1,777            1,941
                                                                                  --------------   --------------
     Net investment income                                                        $      44,256    $      55,342
                                                                                  ==============   ==============

     As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Investment purchase commitments                                              $         558    $       3,182
                                                                                  ==============   ==============


     The maximum and minimum lending rates for long-term mortgage loans during 2002 were 7.13% and 3.04%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

     The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 57.0% on commercial properties. As of December 31, 2002, the Company held no mortgages with interest more than 180 days overdue.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

5.   Concentrations of Credit Risk

     The Company held less-than-investment-grade bonds with an aggregate book value of $40,723,000 and $65,103,000 and with an aggregate market value of $40,582,000 and $60,181,000 at December 31, 2002 and 2001, respectively.
     Those holdings amounted to 6.69% of the Company's investments in bonds and 5.40% of total admitted assets at December 31, 2002. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

     The Company held unrated bonds of $17,624,000 and $17,683,000 with an aggregate NAIC market value of $17,726,000 and $17,206,000 at December 31, 2002 and 2001, respectively. The carrying value of these holdings amounted to 2.89% of the Company's investment in bonds and 2.34% of the Company's total admitted assets at December 31, 2002.

     At December 31, 2002, the Company's commercial mortgages involved a concentration of properties located in California (50%) and Pennsylvania (14%). The remaining commercial mortgages relate to properties located in 10 other states. The portfolio is well diversified; covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $6,430,000.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

6.   Annuity Reserves

     At December 31, 2002 and 2001, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:



                                                                                         December 31, 2002
                                                                                      Amount           Percent
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Subject to discretionary withdrawal (with adjustment):
       With market value adjustment                                               $         890           - %
       At book value less surrender charge                                               94,326          14
       At fair value                                                                     61,499           9
                                                                                  --------------   --------------
     Subtotal                                                                           156,715          23
     Subject to discretionary withdrawal (without adjustment)
       at book value with minimal or no charge or adjustment                            482,267          73
     Not subject to discretionary withdrawal                                             25,543           4
                                                                                  --------------   --------------
     Total annuity reserves and deposit fund liabilities
       before reinsurance                                                               664,525         100 %
                                                                                                   ==============
     Less reinsurance ceded                                                               1,925
                                                                                  --------------
     Net annuity reserves and deposit fund liabilities                            $     662,600
                                                                                  ==============



                                                                                         December 31, 2001
                                                                                      Amount           Percent
                                                                                  --------------   --------------
                                                                                           (In Thousands)
     Subject to discretionary withdrawal (with adjustment):
       With market value adjustment                                               $         701           - %
       At book value less surrender charge                                              130,812          17
       At fair value                                                                     98,449          13
                                                                                  --------------   --------------
     Subtotal                                                                           229,962          30
     Subject to discretionary withdrawal (without adjustment)
       at book value with minimal or no charge or adjustment                            515,134          66
     Not subject to discretionary withdrawal                                             28,311           4
                                                                                  --------------   --------------
     Total annuity reserves and deposit fund liabilities
        before reinsurance                                                              773,407         100 %
                                                                                                   ==============
        Less reinsurance ceded                                                            2,391
                                                                                  --------------
     Net annuity reserves and deposit fund liabilities                            $     771,016
                                                                                  ==============

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

7.   Separate Accounts

     Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets of these accounts are carried at fair value.

     Premiums, deposits, and other considerations received for the years ended December 31, 2002 and 2001 were $408,000 and $1,022,000, respectively.

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Transfers as reported in the summary of operations
       of the Separate Accounts Statement:
         Transfers to separate accounts                                           $         408    $       1,022
         Transfers from separate accounts                                                17,790           19,908
                                                                                  --------------   --------------
     Net transfers from separate accounts                                               (17,382)         (18,886)

     Reconciling adjustments:
       Miscellaneous transfers                                                                -               18
                                                                                  --------------   --------------
     Transfers as reported in the Statement of Operations                         $     (17,382)   $     (18,868)
                                                                                  ==============   ==============
     Reserves for separate accounts by withdrawal characteristics:

       Subject to discretionary withdrawal:
         With market value adjustment                                             $           -    $           -
         At book value without market value adjustment less current
           surrender charge of 5% or more                                                     -                -
         At market value                                                                 61,500           98,450
         At book value without market value adjustment less current
           surrender charge of less than 5%                                                   -                -
                                                                                  --------------   --------------
     Subtotal                                                                            61,500           98,450

     Not subject to discretionary withdrawal                                                  -                -
                                                                                  --------------   --------------
     Total separate account liabilities                                           $      61,500    $      98,450
                                                                                  ==============   ==============

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

8.   Reinsurance

     The Company is involved in ceded reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

     The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Premiums                                                                     $       2,832    $       3,090
     Benefits paid or provided                                                            6,101            6,440
     Policy and contract liabilities at year end                                         91,095           92,451



9.   Federal Income Taxes

     The Company files a separate Federal income tax return.

     Significant components of income taxes incurred as of December 31 are:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Current income taxes incurred for the year ended December 31, consist of the following major components:
         Federal tax on operations                                                $      (5,786)   $       3,039
         Federal tax on capital gains                                                     3,926                -
         Capital loss on carryovers utilized                                               (675)               -
                                                                                  --------------   --------------
     Total current taxes incurred                                                 $      (2,535)   $       3,039
                                                                                  ==============   ==============

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

9.   Federal Income Taxes (continued)

     The components of deferred tax assets and deferred tax liabilities as of December 31 are as follows:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Deferred tax assets resulting from book/tax differences in:
       Deferred acquisition costs                                                 $       1,096    $       1,304
       Insurance reserves                                                                   113            1,324
       Investments                                                                        3,270                -
       Capital loss carry forward                                                         3,445            6,282
       Present value of insurance in force                                                8,751                -
       Unrealized loss on investments                                                     1,019                5
       Other                                                                                725              538
                                                                                  --------------   --------------
     Total deferred tax assets                                                           18,419            9,453

     Deferred tax assets nonadmitted                                                     12,175            5,640
                                                                                  --------------   --------------
     Admitted deferred tax assets                                                 $       6,244    $       3,813
                                                                                  ==============   ==============
     Deferred tax liabilities resulting from book/tax differences in:
       Investments                                                                $         725    $         295
       Other                                                                                134                -
                                                                                  --------------   --------------
     Total deferred tax liabilities                                                         859              295
                                                                                  --------------   --------------
     Net admitted deferred tax asset                                              $       5,385    $       3,518
                                                                                  ==============   ==============

     The change in net deferred income taxes is comprised of the following:


                                                                                                   December 31
                                                                                       2002             2001            Change
                                                                                  --------------   --------------   --------------
                                                                                                   (In Thousands)


     Total deferred tax assets                                                    $      18,419    $       9,453    $       8,966
     Total deferred tax liabilities                                                         859              295              564
                                                                                  --------------   --------------   --------------
     Net deferred tax asset                                                       $      17,560    $       9,158            8,402
                                                                                  ==============   ==============
     Tax effect of items in surplus:
       Nonadmitted assets                                                                                                     241
       Unrealized losses                                                                                                   (1,014)
                                                                                                                    --------------
     Change in net deferred income tax                                                                              $       7,629
                                                                                                                    ==============

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

9.   Federal Income Taxes (continued)

     The provision for federal income taxes expense and change in deferred taxes differs from the amount obtained by applying the statutory Federal income tax rate to income (including capital losses) before income taxes for the following reasons:



                                                                                    Year ended
                                                                                    December 31,
                                                                                        2002
                                                                                  --------------
     Ordinary income                                                              $      11,367
     Capital gains                                                                          634
                                                                                  --------------
     Total pre-tax book income                                                    $      12,001
                                                                                  ==============
     Provision computed at statutory rate                                         $       4,200
     Refinement of deferred tax balances                                                (14,813)
     Interest maintenance reserve                                                          (579)
     Other                                                                                1,028
                                                                                  --------------
     Total                                                                        $     (10,164)
                                                                                  ==============

     Federal income taxes incurred                                                $      (2,535)
     Change in net deferred income taxes                                                 (7,629)
                                                                                  --------------
     Total statutory income taxes                                                 $     (10,164)
                                                                                  ==============

     The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $1,285,000 and $1,366,000 from 2002 and 2001 respectively.

     The Company has a recoverable of $1,406,000 at December 31, 2002 and $3,976,000 at December 31, 2001 from the United States Treasury for federal income taxes.

     The Company has capital loss carry forwards, which expire as follows:

                       Expiration Year       Amount
                       ---------------  ----------------
                             2005       $     9,844,000

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

10.  Investment in and Advances to Subsidiaries

     The Company has one wholly owned noninsurance subsidiary at December 31, 2002, United Variable Services, Inc.

     Amounts invested in and advanced to the Company's subsidiary is summarized as follows:

                                                                                            December 31
                                                                                       2002             2001
                                                                                  --------------   --------------
                                                                                           (In Thousands)


     Common stock (cost-$25,000 in 2002 and 2001)                                 $          25    $          25
     (Payable) receivable from subsidiary                                                     -                -


11.  Capital and Surplus

     Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of $7,806,000. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the Iowa Insurance Department is limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

12.  Fair Values of Financial Instruments

     Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts. The carrying amounts and fair values of the Company's financial instruments are summarized as follows:



                                                                                                     December 31
                                                                                            2002                      2001
                                                                                  -----------------------   -----------------------
                                                                                   Carrying      Fair       Carrying       Fair
                                                                                    Amount       Value        Amount       Value
                                                                                  ----------   ----------   ----------   ----------
                                                                                                   (In Thousands)


     Assets:
       Bonds                                                                      $ 608,870    $ 624,349    $ 673,753    $ 676,101
       Unaffiliated common stocks                                                        10           10          145          145
       Mortgage loans                                                                34,829       39,729       31,004       29,900
       Policy loans                                                                     933          933        1,028        1,028
       Short-term investments                                                        14,450       14,450        4,000        4,000
       Cash                                                                             291          291       14,299       14,299
       Indebtedness from related parties                                                  -            -           19           19
       Separate account assets                                                       64,410       64,410      103,520      103,520
       Receivable for securities                                                      8,308        8,308          476          476

     Liabilities:
       Individual and group annuities                                               578,170      575,913      646,841      675,314
       Deposit type contract                                                         14,926       14,939       16,982       17,907
       Indebtedness to related parties                                                1,634        1,634          926          926
       Separate account liabilities                                                  64,410       64,410      103,520      103,520
       Payable for securities                                                             -            -        1,000        1,000


     The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

          Cash and short-term investments:  The carrying amounts reported in the
          accompanying   balance   sheets   for  these   financial   instruments
          approximate their fair values.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

12.  Fair Values of Financial Instruments (continued)

          Fixed maturities and equity securities: The fair values for bonds and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2% and 15% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office. Market value as determined by the NAIC as of December 31, 2002 and 2001 is $611,948,000 and $676,788,000, respectively.

          Mortgage loans: Estimated market values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

          Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

          The carrying value of all other financial instruments approximates their fair value.


13.  Commitments and Contingencies

     The Company is a party to threatened or pending lawsuits arising from the normal conduct of business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's operations or financial position.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

14.  Financing Agreements

     The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta (the "Bank"). Under this agreement, which expires July 31, 2003, the Company can borrow up to $75,000,000 from the Bank. Interest on any borrowing accrues at an annual rate equal to the cost of funds for the Bank for the period applicable for the advance plus 0.225% or a rate quoted by the Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $3,000 for the year ended December 31, 2002. At December 31, 2002, the Company had $0 payable to the Bank.

     The Company also maintains a revolving loan agreement with Bank of New York, New York (the "Bank"). Under this agreement, the Company can borrow up to $50,000,000 from the Bank. Interest on any of the Company borrowing accrues at an annual rate equal to: the cost of funds for the Bank for the period applicable for the advance plus 0.225% or a rate quoted by the Bank to the Company for the borrowing. Under this agreement, the Company incurred no interest expense for the year ended December 31, 2002. At December 31, 2002, the Company had $0 payable to the Bank.


15.  Related Party Transactions

     Affiliates

     Management and service contracts and all cost sharing arrangements with other affiliated ING US life insurance companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

     Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset liability management services. Total fees under this agreement were approximately $1,617,000 and $1,287,000 for the year ended December 31, 2002 and 2001, respectively.

     Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amounts paid under these agreements were $384,000 and $816,000 for the year ended December 31, 2002 and 2001, respectively.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

15.  Related Party Transactions (continued)

     Reciprocal Loan Agreement: The Company has entered into a reciprocal or revolving loan agreement with ING America Insurance Holdings, Inc. ("ING AIH") a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires April 1, 2011, the Company and ING AIH can borrow up to $22,400,000 from one another. Interest on any borrowing is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at the rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the company incurred interest expense of $10,000 and interest income of $40,000 for the year ended December 31, 2002. At December 31, 2002, the company had $0 payable to ING AIH and $0 receivable from ING AIH.


16.  Guaranty Fund Assessments

     Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premiums companies collect in that state.

     The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The Company has estimated this liability to be $474,000 and $474,000 as of December 31, 2002 and 2001, respectively and has recorded a reserve. The Company has also recorded an asset of $351,000 and $95,000 as of December 31, 2002 and 2001,
     respectively, for future credits to premium taxes for assessments already paid.


17.  Regulatory Risk-Based Capital

     Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

                     United Life & Annuity Insurance Company
           Notes to Financial Statements - Statutory Basis (continued)
--------------------------------------------------------------------------------

18.  Reconciliation to the Annual Statement

     Subsequent to the filing of the 2001 Annual Statement, the Company discovered adjustments that were recorded in the 2001 audited financial statement but not the 2001 Annual Statement. During 2002, the Company corrected these adjustments in its Summary of Operations in the 2002 Annual Statement. As a result, the differences below exist between the 2002 Annual Statement and the accompanying statutory basis financial statements:


                                                                                                    Capital and
                                                                                    Net Income         Surplus
                                                                                  --------------   --------------
                                                                                           (In Thousands)

     Amounts as reported in the 2002 Annual Statement                             $       8,817    $      82,852
     Capital gains tax                                                                   (1,935)               -
     Mortgage loan income                                                                   198                -
     Federal income taxes                                                                 4,471                -
     Asset valuation reserve                                                                  -           (1,646)
                                                                                  --------------   --------------
                                                                                  $      11,551    $      81,206
                                                                                  ==============   ==============

     At December 31, 2001, differences in amounts reported in the 2001 Annual Statement, as revised, and amounts in the accompanying statutory-basis financial statements are due to the following:


                                                                                                    Capital and
                                                                                    Net Income         Surplus
                                                                                  --------------   --------------
                                                                                           (In Thousands)

     Amounts as reported in the 2001 Annual Statement                             $      11,058    $      67,443
     Capital gains tax benefit                                                            1,935            1,935
     Mortgage loan income                                                                   368             (198)
     Deferred tax asset                                                                       -            1,930
     Federal income tax recoverable                                                           -           (4,471)
                                                                                  --------------   --------------
                                                                                  $      13,361    $      66,639
                                                                                  ==============   ==============